Exhibit 10.5

FIRST AMENDMENT TO THE

AMENDED AND RESTATED

LEAD DMD PRODUCT MANUFACTURING & SUPPLY AGREEMENT

This first amendment to the Amended and Restated Lead DMD Product Manufacturing & Supply Agreement (“First Amendment”) by and between Sarepta Therapeutics Three, LLC (“Sarepta”), and Catalent Maryland, Inc. (“Catalent”).

WHEREAS, Sarepta and Catalent entered into that certain Amended and Restated Lead DMD Product Manufacturing & Supply Agreement dated November 28, 2022 (the “Agreement”); and

WHEREAS, Sarepta and Catalent desire to amend the Agreement to correct a scrivener’s error therein;

NOW, THEREFORE, the Parties agree as follows:

1.
Correction to the Preamble. The preamble to the Agreement identifies Sarepta Therapeutics, Inc. as “Sarepta,” a Party (as that term is defined in the Agreement) to the Agreement. This identification was a scrivener’s error, and the Party identified therein as “Sarepta” is Sarepta Therapeutics Three, LLC, as listed on the cover sheet and signature page of the Agreement. Sarepta Therapeutics, Inc. is not and never was intended to be a Party to the Agreement. Accordingly, the first sentence of the preamble of the Agreement is hereby replaced in its entirety with this sentence: “THIS AMENDED AND RESTATED LEAD DMD PRODUCT MANUFACTURING & SUPPLY AGREEMENT (this “Agreement”), dated as of the 28th day of November, 2022 (the “Effective Date”), is entered into by and among SAREPTA THERAPEUTICS THREE, LLC, a corporation organized and existing under the Laws of Delaware and having a place of business at 215 First Street, Boston, Massachusetts 02142, (“Sarepta”) and CATALENT MARYLAND, INC. (formerly PARAGON BIOSERVICES, INC.), a corporation organized and existing under the Laws of Delaware and having a place of business at 801 West Baltimore Street, Suite 302, Baltimore, Maryland 21201 (“Catalent”).

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2.
No Other Variations. Except as specifically amended herein, all other terms and conditions of the Agreement remain in full force and effect and shall apply to the construction of this First Amendment.

3.
Counterparts. This First Amendment may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. Any photocopy, facsimile or electronic reproduction of the executed First Amendment shall constitute an original.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized Representatives to execute this First Amendment effective as of November 28, 2022.

CATALENT MARYLAND, INC SAREPTA THERAPEUTICS THREE, LLC

By: /s/ Manja Boerman By: /s/ Adam Hopkin

Name: Manja Boerman Name: Adam Hopkin

Title: President, Cell & Gene Therapy Title: Manager

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